Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David H. Brown, the Chief Executive Officer of Valley Community Bancshares, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the “Form 10-Q”), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 31, 2002	By	/s/	David H. Brown

David H. Brown President and Chief Executive Officer